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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
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                                October 15, 1996


                       Banc One Auto Grantor Trust 1996-B
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                    (Issuer with respect to the Certificates)


                            Banc One ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


        333-3457                                            31-1467431
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(Commission File Number)                       (IRS Employer Identification No.)


                    c/o Bank One, Arizona, N.A., as Servicer
                201 North Central Avenue, Phoenix, Arizona 85004
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               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (602) 221-3704


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.        OTHER EVENTS.

     On October 15, 1996, (the "Distribution Date"), Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates ("Class A Certificates") and Class B 6.70% Asset Backed Certificates ("Class B Certificates"). The amount of such distribution was based upon the information set forth in the Determination Date Statement (the "Original Statement") reflecting the Trust's activities for the Interest Period from September 15, 1996 through October 14, 1996 (the "September 1996 Interest Period") and for the Collection Period from September 1, 1996 through September 30, 1996 (the "September 1996 Collection Period"). The Original Statement was delivered to certificateholders and filed as Exhibit 99.1 to the Trust's Current Report on Form 8-K.

     On August 25, 1997, Bank One, Arizona, N.A., as servicer (the "Servicer"), provided notice to Bankers Trust Company, as trustee (the "Trustee"), of the Servicer's discovery of errors in the Original Statement which affected, among other things, the reported amount of principal and interest collections received by the Trust during the September 1996 Collection Period and the amounts actually distributed to certificateholders on the Distribution Date.

     This Amendment No. 1 on Form 8-K/A is being filed for the purpose of filing an amended and restated Determination Date Statement (the "Amended Monthly Statement") as Exhibit 99.1 hereto reflecting the Trust's activities for the September 1996 Interest Period and for the September 1996 Collection Period in substitution for the Original Statement. Exhibit 99.2 hereto includes a reconciliation showing for certain selected items the amounts reported on the Original Statement, the amounts reported on the Amended Statement and any variance between the two amounts.

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     The Servicer has identified an aggregate overpayment of $510.27 in principal and an aggregate underpayment of $745.72 in interest to certificateholders on the Distribution Date. The aggregate amount of the interest underpayment has been deposited by the Servicer, out of its own funds, into the Collection Account for distribution on or about September 15, 1997 to certificateholders of record as of September 30, 1996. The Servicer has waived all claims which it may have with respect to the amount of the overpayment of principal on the Distribution Date.

     The Trust's Current Report on Form 8-K filed August 29, 1997 contains additional information regarding the Servicer's discovery of errors in other monthly statements issued by the Trust as well as information regarding the net amounts due and owing to certificateholders as a result of the errors in such other monthly statements.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

         (c)   Exhibits.

               99.1    Amended and Restated Monthly Statement to
                       Certificateholders.

               99.2 Reconciliation between Original Statement and Amended and Restated Monthly Statement.

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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANC ONE AUTO GRANTOR TRUST 1996-B

                                   By:  Bank One, Arizona, N.A., as Servicer
                                        on behalf of the Trust

Date: September 23, 1997                By: /s/ Tom Lewis
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                                            Tom Lewis
                                            Vice President


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                   Amended and Restated Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated June 1, 1996)

                       Banc One Auto Grantor Trust 1996-B


                  The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached Amended and Restated Determination Date Statement is true and correct.

                 On October 15, 1996, (the "Distribution Date"), Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates ("Class A Certificates") and Class B 6.70% Asset Backed Certificates ("Class B Certificates"). The amount of such distribution was based upon the information set forth in the Determination Date Statement (the "Original Statement") reflecting the Trust's activities for the Interest Period from September 15, 1996 through October 14, 1996 (the "September 1996 Interest Period") and for the Collection Period from September 1, 1996 through September 30, 1996 (the "September 1996 Collection Period"). The Original Statement was delivered to certificateholders and filed as Exhibit 99.1 to the Trust's Current Report on Form 8-K filed on October 29, 1996.

                 On August 25, 1997, Bank One, Arizona, N.A., as servicer (the "Servicer"), provided notice to Bankers Trust Company, as trustee (the "Trustee"), of the Servicer's discovery of errors in the Original Statement which affected, among other things, the reported amount of principal and interest collections received by the Trust during the September 1996 Collection Period and the amounts actually distributed to certificateholders on the Distribution Date.

                 The Servicer has identified an aggregate overpayment of $510.27 in principal and an aggregate underpayment of $745.72 in interest to certificateholders on the Distribution Date. The aggregate amount of the interest underpayment has been deposited by the Servicer, out of its own funds, into the Collection Account for distribution on or about September 15, 1997 to certificateholders of record as of September 30, 1996. The Servicer has waived all claims which it may have with respect to the amount of the overpayment of principal on the Distribution Date.


Signed by:  /s/ Tom Lewis                         Date: September 23, 1997
            ----------------------                      ------------------
            Vice President
            Bank One, Arizona, N.A.


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